Exhibit 10.1
AMENDMENT TO NOTE PURCHASE AGREEMENT
     THIS AMENDMENT TO NOTE PURCHASE AGREEMENT (“Amendment”), dated as of March 29, 2001, is entered into by and among CERIDIAN CORPORATION (dba The Arbitron Company), a Delaware corporation, (the “Company”), and each of the Note Holders named on Schedule I attached to the Note Agreement referred to below (collectively, the “Note Holders”).
RECITALS
     A. The Company and the Note Holders are parties to a Note Purchase Agreement dated as of January 31, 2001 (the “Note Agreement”) pursuant to which the Company has issued certain Senior Secured Notes to the Note Holders.
     B. The Company has requested that the Note Holders agree to certain amendments of the Note Agreement and the schedules thereto.
     C. The Note Holders are willing to amend the Note Agreement and the schedules thereto, subject to the terms and conditions of this Amendment.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Note Agreement.
     2. Amendments to Note Agreement.
          (a) Section 7.07(a)(i) of the Note Agreement shall be amended by deleting such subsection in its entirety and replacing it with the following:

     (i) declare and make (A) the Distribution, or (B) dividend payments or other distributions payable solely in shares of its common stock (and solely in respect of fractional shares, cash of a de minimis amount), or (C) pursuant to the terms of a shareholder rights agreement approved by the Company’s board of directors, distributions on a ratable basis to all then-existing common stock shareholders payable solely in shares of preferred stock of the Company, or rights or options to acquire additional shares of its common stock upon the occurrence of certain events, and provided there exists no Default or Event of Default, cash payments by the Company upon the redemption or purchase by the Company of such rights or options, not exceeding in the aggregate for all such payments from and after the Closing Date $200,000;
          (b) Schedule 5.21 of the Note Agreement shall be amended by deleting it in its entirety and replacing it with Schedule 5.21 as attached hereto;
          (c) Section 6.15(a) of the Note Agreement shall be amended by deleting the clause beginning with “provided, however,” and continuing to the end of the subsection and replacing it with the following:
Provided, however, that (i) that if any additional Subsidiary so incorporated, created or acquired is a Foreign Subsidiary of a Subsidiary incorporated within the United States, in no event shall more than 65% of the capital stock of any such Foreign Subsidiary be required to be so pledged, and (ii) no such pledge of capital stock shall be required if such Foreign Subsidiary is a Subsidiary of another Foreign Subsidiary.
     3. Representations and Warranties. The Company hereby represents and warrants to the Note Holders as follows:
          (a) No Default or Event of Default has occurred and is continuing.
          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, without defense, counterclaim or offset.
          (c) All representations and warranties of the Company contained in the Note Agreement are true and correct.
          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Note Holders or any other Person.

     4. Effective Date. This Amendment will become effective on the date shown first above (the “Effective Date”), provided that each of the following conditions precedent is satisfied:
          (a) The Note Holders have received from the Company (or, if elected by the Note Holders, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the “Consent”).
          (b) The Note Holders have received from the Company and all guarantors a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment (or the Consent, as applicable).
          (c) All representations and warranties contained herein are true and correct as of the Effective Date.
     5. Miscellaneous.
          (a) Except as herein expressly amended, all terms, covenants and provisions of the Note Agreement are and shall remain in full force and effect and all references therein to such Note Agreement shall henceforth refer to the Note Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Note Agreement.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.
          (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.
          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Note Holders of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Note Holders to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Note Holders.
          (e) This Amendment, together with the Note Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Note Agreement.
          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Note Agreement, respectively.
          (g) The Company covenants to pay to or reimburse the Note Holders, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

CERIDIAN CORPORATION

By:	/s/ John H. Grierson

Name:	John H. Grierson

Title:	Vice President and Treasurer

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Daniel C. Budde

Name:	Daniel C. Budde

Title:	Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Daniel C. Budde

Name:	Daniel C. Budde

Title:	Authorized Signatory

COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES’ RETIREMENT SYSTEM

By John Hancock Life Insurance Company. as Investment Advisor

By:	/s/ Daniel C. Budde

Name:	Daniel C. Budde

Title:	Managing Director

SIGNATURE 4 LIMITED

By John Hancock Life Insurance Company. as Portfolio Advisor

By:	/s/ Daniel C. Budde

Name:	Daniel C. Budde

Title:	Managing Director

SIGNATURE 5 L.P.

By John Hancock Life Insurance Company. as Portfolio Advisor

By:	/s/ Daniel C. Budde

Name:	Daniel C. Budde

Title:	Managing Director

GUARANTOR ACKNOWLEDGMENT AND CONSENT
     The undersigned, each a Guarantor with respect to Company’s Obligations to the Note Holders under the terms of the Note Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Amendment to Note Purchase Agreement dated as of March 29, 2001 (the “Amendment”), and (ii) reaffirm and agree that the respective Guaranty as to which each of the undersigned is party, and all other Note Documents and agreements executed and delivered by the undersigned to the Note Holders in connection with the Note Agreement, are in full force and effect without defense, offset or counterclaim.
     All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Note Agreement.
     This Guarantor Acknowledgment and Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument.

NEW CERIDIAN CORPORATION

By:	/s/ John H. Grierson

Title:	Vice President and Treasurer

ARBITRON HOLDINGS INC.

By:	/s/ William J. Walsh

Title:	Executive Vice President of Finance and Planning and Chief Financial Officer